                                                                    Exhibit (24)

                            THE LUBRIZOL CORPORATION

                         Power of Attorney of Directors
                         ------------------------------


         The undersigned, a director or officer of The Lubrizol Corporation, an Ohio corporation, (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, a post-effective amendment of the Company's Registration Statement on Form S-8 (Registration No. 33-42211) relating to The Lubrizol Corporation 1991 Stock Incentive Plan (together with any and all subsequent post-effective amendments, the "Registration Statement") for the purpose of registering additional Common Shares without par value of the Company, to be offered pursuant to such 1991 Stock Incentive Plan, does hereby constitute and appoint W. G. Bares, C. P. Cooley and L. M. Reynolds, and each of them, with full power of substitution and resubstitution, as his/her attorney-in-fact to execute and file on behalf of the undersigned, in his/her capacity as a director or officer of the Company, the Registration Statement pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever necessary or desirable to be done in the premises, as fully as to all intents and purposes as he/she could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any of them and any such substitution.

         Executed at Wickliffe, Ohio, this 27th day of March, 2000.


/s/  W. G. Bares                            /s/  Jerald A. Blumberg
W. G. Bares                                 Jerald A. Blumberg


/s/  Peggy Gordon Elliott                   /s/  Forest J. Farmer, Sr.
Peggy Gordon Elliott                        Forest J. Farmer, Sr.


/s/  Gordon D. Harnett                      /s/  Victoria F. Haynes
Gordon D. Harnett                           Victoria F. Haynes


/s/  David H. Hoag                          /s/  William P. Madar
David H. Hoag                               William P. Madar


/s/  Ronald A. Mitsch                       /s/  M. Thomas Moore
Ronald A. Mitsch                            M. Thomas Moore


/s/  Daniel E. Somers
Daniel E. Somers

                                                                    Exhibit (24)
                            THE LUBRIZOL CORPORATION

                   Power of Attorney of Directors and Officers
                   -------------------------------------------


         The undersigned, a director or officer of The Lubrizol Corporation, an Ohio corporation, (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, a post-effective amendment of the Company's Registration Statement on Form S-8 (Registration No. 33-42211) relating to The Lubrizol Corporation 1991 Stock Incentive Plan (together with any and all subsequent post-effective amendments, the "Registration Statement") for the purpose of registering additional Common Shares without par value of the Company, to be offered pursuant to such 1991 Stock Incentive Plan, does hereby constitute and appoint W. G. Bares, C. P. Cooley and L. M. Reynolds, and each of them, with full power of substitution and resubstitution, as his/her attorney-in-fact to execute and file on behalf of the undersigned, in his/her capacity as a director or officer of the Company, the Registration Statement pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever necessary or desirable to be done in the premises, as fully as to all intents and purposes as he/she could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any of them and any such substitution.

         Executed at Wickliffe, Ohio, this 13th day of June, 2000.



                                                     /s/  C. P. Cooley
                                                     C. P. Cooley

                                                                    Exhibit (24)
                            THE LUBRIZOL CORPORATION

                   Power of Attorney of Directors and Officers
                   -------------------------------------------


         The undersigned, a director or officer of The Lubrizol Corporation, an Ohio corporation, (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, a post-effective amendment of the Company's Registration Statement on Form S-8 (Registration No. 33-42211) relating to The Lubrizol Corporation 1991 Stock Incentive Plan (together with any and all subsequent post-effective amendments, the "Registration Statement") for the purpose of registering additional Common Shares without par value of the Company, to be offered pursuant to such 1991 Stock Incentive Plan, does hereby constitute and appoint W. G. Bares, C. P. Cooley and L. M. Reynolds, and each of them, with full power of substitution and resubstitution, as his/her attorney-in-fact to execute and file on behalf of the undersigned, in his/her capacity as a director or officer of the Company, the Registration Statement pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever necessary or desirable to be done in the premises, as fully as to all intents and purposes as he/she could do in person, hereby ratifying and approving the acts of said attorneys-in-fact and any of them and any such substitution.

         Executed at Wickliffe, Ohio, this 12th day of June, 2000.



                                                     /s/  J. R. Ahern
                                                     J. R. Ahern